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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004
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                           SPEEDWAY MOTORSPORTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                   1-13582                   51-0363307
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)             File Number)            Identification No.)




5555 Concord Parkway South, Concord, North Carolina                      28027
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:           (704) 455-3239
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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.         Other Events and Required FD Disclosure.

     On May 14, 2004, Speedway Motorsports, Inc. issued a press release, which is attached as Exhibit 99.1 to this report on Form 8-K.

Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits.

         (c)    Exhibits.

Exhibit Number             Description
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99.1                       Press Release dated May 14, 2004




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SPEEDWAY MOTORSPORTS, INC.



Date:    May 17, 2004                   By:   /s/ Marylaurel E. Wilks
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                                              Marylaurel E. Wilks
                                              Vice President and General Counsel